UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	December 19, 2025

McEWEN INC.

(Exact name of registrant as specified in its charter)

Colorado	001-33190	84-0796160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 King Street West, Suite 2800 Toronto, Ontario, Canada	M5H 1J9
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:	(866) 441-0690

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	MUX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 3.02   Unregistered Sales of Equity Securities.

On December 19, 2025, McEwen Inc. (the “Company”) entered into definitive agreements for the purchase and sale of 565,000 shares of common stock, no par value (“Common Stock”), of the Company (the “Shares,” and such transaction, the “Offering”). The Shares sold in the Offering are considered “flow-through” common shares for purposes of the Income Tax Act (Canada) in that they provide potential tax benefits to the purchasers if the Company uses the proceeds of the Offering for qualified exploration or development expenses. The Offering comprised the issuance and sale of 215,000 “Canadian Exploration Expense” flow-through common shares at a price of US$23.80 per share (the “CEE Offering”) and the issuance and sale of 350,000 “Canadian Development Expense” flow-through common shares at a price of US$20.90 per share (the “CDE Offering”). The CEE Offering closed on December 19, 2025 and the CDE Offering is expected to close in January 2026. Proceeds to the Company from the Offering after deducting placement fees will be approximately $12.4 million.

The sale of Shares was, or will be, made through a Canadian Exploration Expense Subscription and Renunciation Agreement and a Canadian Development Expense Subscription and Renunciation Agreement (together, the “Subscription and Renunciation Agreements”) between the Company and the agent for the subscribers named therein. The Shares were, or will be, offered and sold pursuant to and in reliance on an exemption from registration afforded by Section 4(a)(2) under the Securities Act Securities Act of 1933, as amended (the “Securities Act”) and/or Regulation S promulgated by the SEC thereunder.

In addition, as previously disclosed in the Company’s Current Report on Form 8-K filed on November 10, 2025, the Company has entered a Share Exchange Agreement (the “Exchange Agreement”) with Britannia Life Sciences Inc., a Canadian corporation, pursuant to which it is required to issue shares of Common Stock (the “Payment Shares”) equal to CAD$11,340,035 divided by the volume-weighted average closing sales price per share of the Common Stock as reported on the New York Stock Exchange for the 20 consecutive trading days immediately prior to closing date of the transactions contemplated by the Exchange Agreement, converted to Canadian dollars based on the exchange rate posted by the Bank of Canada on the business day immediately prior to the closing date. The Payment Shares will be issued in reliance upon the exemptions provided by Section 4(a)(2) of the Securities Act, Rule 506 of Regulation D promulgated under the Securities Act and Regulation S promulgated under the Securities Act.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits. The following exhibits are furnished or filed with this report, as applicable:

Exhibit No.	Description
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

Cautionary Statement

This Current Report and accompanying press release contain certain forward-looking statements and information, within the meaning of applicable Canadian securities legislation and the U.S. Private Securities Litigation Reform Act of 1995. The forward-looking statements and information expressed, as of the date of the Current Report, are estimates, forecasts, projections, expectations, or beliefs as to future events and results. Forward-looking statements and information are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic, and competitive uncertainties, risks, and contingencies, and there can be no assurance that such statements and information will prove to be accurate. Therefore, actual results and future events could differ materially from those anticipated in such statements and information. Risks and uncertainties that could cause results or future events to differ materially from current expectations expressed or implied by the forward-looking statements and information include, but are not limited to, fluctuations in the market price of precious and base metals, mining industry risks, political, economic, social and security risks associated with foreign operations, the ability of the Company to receive or receive in a timely manner permits or other approvals required in connection with operations, the risk that Argentina’s Large Investment Incentive Regime may be curtailed, extinguished or amended, risks associated with the construction of mining operations and commencement of production and the projected costs thereof, risks related to litigation, the state of the capital markets, environmental risks and hazards, uncertainty as to calculation of mineral resources and reserves, foreign exchange volatility, foreign exchange controls, foreign currency risk, the risk that the transactions contemplated by the Subscription and Renunciation Agreements and/or Exchange Agreement may not be completed on a timely basis, if at all, the risk that conditions to the consummation of the transaction contemplated by the Subscription and Renunciation Agreements and/or Exchange Agreement may not be satisfied, the risk that the transactions contemplated by the Subscription and Renunciation Agreements and/or Exchange Agreement may involve unexpected costs, liabilities or delays, the possible occurrence of an event, change or other circumstance that could result in termination of the transaction contemplated by the Subscription and Renunciation Agreements and/or Exchange Agreement, and other risks. Readers should not place undue reliance on forward-looking statements or information included in this Current Report and the press release, which speak only as of the date hereof. The Company undertakes no obligation to reissue or update forward-looking statements or information as a result of new information or events after the date hereof except as may be required by law. See the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and other filings with the Securities and Exchange Commission, under the caption “Risk Factors,” for additional information on risks, uncertainties and other factors relating to the forward-looking statements and information regarding the Company. All forward-looking statements and information made in the press release are qualified by this cautionary statement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McEWEN INC.

Date: December 22, 2025	By:	/s/ Carmen Diges
Carmen Diges, General Counsel